UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2018

TE CONNECTIVITY LTD.

(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.  Results of Operations and Financial Condition

The information disclosed in Item 7.01 of this Current Report on Form 8-K is furnished and incorporated by reference in this Item 2.02. The financial information referred to therein is furnished as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, and Exhibit 99.5 to this report and incorporated by reference in this Item 2.02.

Item 7.01.  Regulation FD Disclosure

Discontinued Operations

On September 16, 2018, Tyco Electronics Group S.A., an affiliate of TE Connectivity Ltd. (the “Company”) entered into a definitive agreement to sell its Subsea Communications business for $325 million in cash, subject to certain adjustments at closing. The transaction is expected to close during the quarter ended December 28, 2018 and is subject to customary closing conditions. The Subsea Communications business met the held for sale and discontinued operations reporting criteria and is reported as such in the fourth quarter of fiscal 2018. The Company has reclassified amounts previously reported to reflect this business in discontinued operations in all periods presented. Prior to reclassification to discontinued operations, the Subsea Communications business was reported in the Company’s Communications Solutions segment.

Financial Information

The unaudited financial information furnished with this report and incorporated by reference includes the consolidated statements of operations, the consolidated segment results, and the reconciliation of non-GAAP financial measures to GAAP financial measures of the Company for the fiscal quarters ended September 28, 2018, June 29, 2018, March 30, 2018, December 29, 2017, September 29, 2017, June 30, 2017, March 31, 2017, and December 30, 2016 and for the fiscal years ended September 28, 2018, September 29, 2017, and September 30, 2016; the impact of additional week for fiscal year ended September 30, 2016; and the reconciliation of net sales growth for the fiscal year ended September 29, 2017 versus the fiscal year ended September 30, 2016. This financial information presents the reclassification of amounts previously reported to reflect the Subsea Communications business in discontinued operations.

Non-GAAP Financial Measures

The Company presents non-GAAP performance and liquidity measures as it believes it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of the Company. The Company believes these measures provide meaningful information to it and investors because they enhance the understanding of the Company’s operating performance, ability to generate cash, and the trends of the business. Additionally, the Company believes that investors benefit from having access to the same financial measures that management uses in evaluating its operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease the Company’s reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies.

The following provides additional information regarding the Company’s non-GAAP financial measures:

•                  Organic Net Sales Growth — represents net sales growth (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth is a useful measure of the Company’s performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the Company, such as acquisition and divestiture activity. This measure is a significant component in the Company’s incentive compensation plans.

•                  Adjusted Operating Income and Adjusted Operating Margin — represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. The Company utilizes these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in the Company’s incentive compensation plans.

•                  Adjusted Other Income (Expense), Net — represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any.

•                  Adjusted Income Tax Expense and Adjusted Effective Tax Rate — represent income tax expense and effective tax rate, respectively (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition related charges, other income or charges, and certain significant tax items, if any.

•                  Adjusted Income from Continuing Operations — represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects.

•                  Adjusted Earnings Per Share — represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in the Company’s incentive compensation plans.

•                  Net Sales Excluding the Impact of the Additional Week, Net Sales Growth Excluding the Impact of the Additional Week, Organic Net Sales Growth Excluding the Impact of the Additional Week, Adjusted Operating Income Excluding the Impact of the Additional Week, Adjusted Operating Margin Excluding the Impact of the Additional Week, and Adjusted Earnings Per Share Excluding the Impact of the Additional Week — represent certain GAAP and non-GAAP financial measures excluding the impact of the additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. The impact of the additional week is estimated using an average weekly sales figure for the last month of the fiscal year.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This communication contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this communication include statements addressing our future financial condition and operating results and the Company’s planned sale of the Subsea Communications business. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the effects of the U.S. Tax Cuts and Jobs Act; and the risk that the sale of the Subsea Communications business may not be consummated, or, if consummated, that the Company does not realize the anticipated benefits from such transaction. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 29, 2017 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description

99.1

Consolidated Statements of Operations of TE Connectivity Ltd. for the fiscal quarters ended September 28, 2018, June 29, 2018, March 30, 2018, December 29, 2017, September 29, 2017, June 30, 2017, March 31, 2017, and December 30, 2016 and for the fiscal years ended September 28, 2018, September 29, 2017, and September 30, 2016 (Unaudited)

99.2

Consolidated Segment Results of TE Connectivity Ltd. for the fiscal quarters ended September 28, 2018, June 29, 2018, March 30, 2018, December 29, 2017, September 29, 2017, June 30, 2017, March 31, 2017, and December 30, 2016 and for the fiscal years ended September 28, 2018, September 29, 2017, and September 30, 2016 (Unaudited)

99.3

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures of TE Connectivity Ltd. for the fiscal quarters ended September 28, 2018, June 29, 2018, March 30, 2018, December 29, 2017, September 29, 2017, June 30, 2017, March 31, 2017, and December 30, 2016 and for the fiscal years ended September 28, 2018, September 29, 2017, and September 30, 2016 (Unaudited)

99.4	Impact of Additional Week of TE Connectivity Ltd. for the fiscal year ended September 30, 2016 (Unaudited)

99.5	Reconciliation of Net Sales Growth of TE Connectivity Ltd. for the fiscal year ended September 29, 2017 versus the fiscal year ended September 30, 2016 (Unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TE CONNECTIVITY LTD.
(Registrant)

By:	/s/ Heath A. Mitts
Heath A. Mitts
Executive Vice President and Chief Financial Officer

Date: October 31, 2018